UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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☒ Definitive Proxy Statement
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☐ Soliciting Material under §240.14a-12

PRUDENTIAL GLOBAL SHORT DURATION HIGH YIELD FUND, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PRUDENTIAL GLOBAL SHORT DURATION
HIGH YIELD FUND, INC. (NYSE: GHY)

Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON
June 3, 2013

March 18, 2013

To the Stockholders:

NOTICE IS HEREBY GIVEN THAT the 2013 Annual Meeting of Stockholders (the "Meeting") of Prudential Global Short Duration High Yield Fund, Inc., a Maryland corporation (the "Fund"), will be held at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, New Jersey 07102, on June 3, 2013 at 11:00 a.m., Eastern Time, for the following purposes, all of which are more fully described in the accompanying Proxy Statement dated March 18, 2013:

1.  To elect three (3) Class I Directors to the Fund's Board of Directors, each to serve for a term ending at the 2016 annual meeting of the Fund's stockholders and when his or her successor is duly elected and qualifies; and

2.  To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

The Board of Directors has fixed the close of business on March 14, 2013 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting and any adjournments or postponements thereof.

The enclosed proxy is being solicited on behalf of the Board of Directors of the Fund.

Deborah A. Docs
Secretary

YOUR VOTE IS IMPORTANT.
PLEASE RETURN YOUR PROXY CARD PROMPTLY
OR AUTHORIZE A PROXY BY TELEPHONE OR OVER THE INTERNET.

STOCKHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. ANY STOCKHOLDER WHO DOES NOT EXPECT TO ATTEND THE MEETING IS URGED TO COMPLETE THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. YOU MAY ALSO AUTHORIZE A PROXY BY TELEPHONE OR OVER THE INTERNET AS DESCRIBED IN THE MATERIALS PROVIDED TO YOU. IN ORDER TO AVOID UNNECESSARY EXPENSE, WE ASK FOR YOUR COOPERATION IN MAILING YOUR PROXY CARD PROMPTLY, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.

INSTRUCTIONS FOR EXECUTING YOUR PROXY CARD

The following general rules for executing proxy cards may be of assistance to you and may help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.

1.  INDIVIDUAL ACCOUNTS: Your name should be signed exactly as it appears on the account registration shown on the proxy card.

2.  JOINT ACCOUNTS: Both owners must sign and the signatures should conform exactly to the names shown on the account registration.

3.  ALL OTHER ACCOUNTS should show the capacity of the individual signing. This can be shown either in the form of account registration or by the individual executing the proxy card. For example:

VALID SIGNATURE

A.	1.	XYZ Corporation	John Smith, President
	2.	XYZ Corporation	John Smith, President
		c/o John Smith, President
B.	1.	ABC Company Profit Sharing Plan	Jane Doe, Trustee
	2.	Jones Family Trust	Charles Jones, Trustee
	3.	Sarah Clark, Trustee	Sarah Clark, Trustee
		u/t/d 7/1/85
C.	1.	Thomas Wilson, Custodian	Thomas Wilson, Custodian
		f/b/o Jessica Wilson UTMA
		New Jersey

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON JUNE 3, 2013.

The Proxy Statement is available at www.prudentialfunds.com/cefproxy.

PRUDENTIAL GLOBAL SHORT DURATION HIGH YIELD FUND, INC. (NYSE: GHY)

Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102

PROXY STATEMENT
March 18, 2013

Annual Meeting of Stockholders To Be Held on June 3, 2013

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the "Board") of Prudential Global Short Duration High Yield Fund, Inc., a Maryland corporation (the "Fund"), of proxies to be voted at the 2013 Annual Meeting of Stockholders of the Fund to be held at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, New Jersey 07102, on June 3, 2013 at 11:00 a.m., Eastern Time, and at any adjournments or postponements thereof (the "Meeting"). The purposes of the Meeting and the matters to be acted upon are set forth in the accompanying Notice of Annual Meeting of Stockholders (the "Notice"). The Board knows of no business other than the election of the three (3) Class I Directors, and procedural matters relating to the Meeting or the election of Directors, that may properly be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the accompanying proxy to vote in their discretion on such matter.

This Proxy Statement and the accompanying materials are being made available to stockholders on or about April 11, 2013.

The Fund is organized as a Maryland corporation and is a registered investment company.

Prudential Investments LLC ("PI" or the "Manager") serves as the Fund's investment manager. PI and its predecessors have served as a manager or administrator to registered investment companies since 1987. PI's principal address is Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102-4077. Prudential Investment Management, Inc. ("PIM" or the "Subadviser") is the Fund's subadviser. PIM is a registered investment adviser and will be responsible for the day-to-day portfolio management of the Fund. PIM's principal address is Gateway Center Two, 100 Mulberry Street, Newark, NJ 07102. Both PI and PIM are indirect, wholly owned subsidiaries of Prudential Financial, Inc. (Prudential). As of December 31, 2012, PI served as the manager to open-end investment companies, and as manager or administrator, as applicable, to closed-end investment companies with total aggregate assets of approximately $194.7 billion. The Fund's Board, in addition to overseeing the actions of the Manager and Subadviser, decides upon matters of general policy relating to the Fund. The Fund does not have a principal underwriter.

Even if you plan to attend the Meeting, please sign, date and return a proxy card, or provide voting instructions by telephone or over the Internet. If you authorize a proxy by telephone or over the Internet, you will be asked to enter a unique code that has been assigned to you and which is printed on your proxy card. This code is designed to confirm your identity, provide access into the voting sites and confirm that your instructions are properly recorded. If you require additional information, please call toll free at 1-866-864-3926.

All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, shares represented by the proxies will be voted "FOR" the election of each nominee listed in Proposal No. 1 and in the discretion of the proxy holders on any other matter that may properly be brought before the Meeting. Stockholders who execute proxies may revoke them at any time before they are voted by filing with the Fund a written notice of revocation at or prior to the start of the Meeting, by delivering a duly executed proxy bearing a later date or by attending the Meeting and voting in person. In accordance with the Fund's Bylaws, a quorum is constituted by the presence in person or by proxy of the holders of record of outstanding shares of the Fund's common stock entitled to cast a majority of the votes entitled to be cast at the Meeting. For purposes of determining the presence of a quorum for transacting business at the Meeting, a stockholder who properly executes a proxy but instructs the proxy holder to "abstain" or "withhold authority" will be treated as present for determining the presence of a quorum.

The Board has fixed the close of business on March 14, 2013 as the record date (the "Record Date") for the determination of stockholders of the Fund entitled to notice of and to vote at the Meeting or any adjournment or postponement thereof. Stockholders of the Fund as of the Record Date will be entitled to cast one vote for as many individuals as there are Directors to be elected and for whose election the share is entitled to be voted and a fractional vote with respect to fractional shares, with no cumulative voting rights. At the Record Date, the Fund had 40,912,070 shares of Common Stock, par value $0.001 per share, outstanding and entitled to vote at the Meeting.

Annual reports are sent to stockholders of record of the Fund following the Fund's fiscal year end. The Fund will furnish, without charge, a copy of its annual report and most recent semi-annual report succeeding the annual report, if any, to a stockholder upon request. Such requests should be directed to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077 or call toll free at (800) 451-6788 or visit the Fund's website at www.prudentialfunds.com or on the EDGAR Database on the Securities and Exchange Commission's (the "SEC") Internet site at www.sec.gov. This reference to the website does not incorporate the contents of the website into this Proxy Statement.

Please note that only one annual or semi-annual report or Proxy Statement may be delivered to two or more stockholders of the Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual or semi-annual report or the Proxy Statement or for instructions as to how to request a separate copy of these documents or as to how to request a single copy if multiple copies of these documents are received, stockholders should contact the Fund at the address and phone number set forth above.

The expenses of solicitation will include reimbursement of brokerage firms and others for expenses in forwarding proxy solicitation material to beneficial owners. The solicitation of proxies will be largely by mail.

Vote Required and Manner of Voting Proxies

A quorum of stockholders is required to take action at the Meeting. The presence of stockholders of record as of the Record Date entitled to cast a majority of the votes entitled to be cast at the Meeting, in person or by proxy, will constitute a quorum of stockholders at the Meeting.

Votes cast by proxy or in person at the Meeting will be tabulated by the inspector of elections appointed for the Meeting. The inspector of elections will determine whether or not a quorum is present at the Meeting. A stockholder who properly executes a proxy but instructs the proxy holder to "abstain" or "withhold authority," or who is present at the Meeting in person but who abstains from voting on any matter, and "broker non-votes" (i.e., shares held by brokers or nominees, typically in "street name," as to which proxies have been returned but (a) instructions have not been received from the beneficial owners or persons entitled to vote and (b) the broker or nominee does not have discretionary voting power on a particular matter) will be counted as present for purposes of determining a quorum.

If you hold shares directly (not through a broker-dealer, bank or other financial intermediary) and if you return a signed proxy card that does not specify how you wish to vote on a proposal, your shares will be voted "FOR" the election of each nominee listed in Proposal No. 1.

Broker-dealer firms holding shares of the Fund in "street name" for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on each Proposal before the Meeting. A signed voting instruction card or other authorization by a beneficial owner of Fund shares that does not specify how the beneficial owner's shares should be voted will be deemed an instruction to vote such shares in favor of the election of each nominee listed in Proposal No. 1.

If you hold shares of the Fund through a service agent that has entered into a service agreement with the Fund, the service agent may be the record holder of your shares. At the Meeting, a service agent will vote shares for which it receives instructions from its customers in accordance with those instructions. A signed proxy card or other authorization by a stockholder that does not specify how the stockholder's shares should be voted on a proposal may be deemed to authorize a service agent to vote such shares in favor of the election of each nominee listed in Proposal No. 1. Depending on its policies, applicable law or contractual or other restrictions, a service agent may be permitted to vote shares with respect to which it has not received specific voting instructions from its customers. In those cases, the service agent may, but may not be required to, vote such shares in the same proportion as those shares for which the service agent has received voting instructions. This practice is commonly referred to as "echo voting."

If you beneficially own shares that are held in "street name" through a broker-dealer or that are held of record by a service agent and if you do not give specific voting instructions for your shares, they may not be voted at all or, as described above, they may be voted in a manner that you may not intend. Therefore, you are strongly encouraged to give your broker-dealer or service agent specific instructions as to how you want your votes to be cast.

Required Vote

•  Directors are elected by the affirmative vote of the holders of a majority of the shares of the Fund's common stock outstanding and entitled to vote.

•  For purposes of the election of Directors, abstentions and broker non-votes will not be considered votes cast, and will have the same effect as a vote against the election of a Director.

In the event that a quorum is not present, or if sufficient votes to elect one or more of the nominees for election as Directors listed in Proposal No. 1 are not received by the time scheduled for the Meeting, the persons named as proxies may move for one or more adjournments of the Meeting to permit further solicitation of proxies with respect to such proposal. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposal that is the subject of the Meeting, the percentage of the stockholders present at the Meeting in person or by proxy, the nature of any further solicitation and the information to be provided to stockholders with respect to the reasons for the solicitation. Any such adjournment will require the affirmative vote of a majority of the votes cast at the Meeting. If an adjournment is proposed, the persons named as proxies will vote the shares that they are entitled to vote in their discretion.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE MEETING TO BE HELD ON JUNE 3, 2013

The proxy statement and related materials are available at www.prudentialfunds.com/cefproxy.

PROPOSAL NO. 1:

TO ELECT THREE (3) CLASS I DIRECTORS OF THE FUND

In accordance with the Fund's charter, upon completion of the Fund's initial public offering, the Fund's Board of Directors (the "Board of Directors" or the "Board" and the members thereof, the "Directors") was divided into three classes: Class I, Class II and Class III. The initial Class I Directors are serving for a term expiring at the first annual meeting of stockholders after the Fund's initial public offering and when their successors are duly elected and qualify, the initial Class II Directors are serving for a term expiring at the second annual meeting of stockholders after the Fund's initial public offering and when their successors are duly elected and qualify and the initial Class III Directors are serving for a term expiring at the third annual meeting of stockholders after the Fund's initial public offering and when their successors are duly elected and qualify. After the expiration of these initial terms, Directors of each class will be elected for a term expiring at the third succeeding annual meeting of the Fund's stockholders (which, for the Class I Directors elected at the Meeting, is expected to be at the 2016 annual meeting of the Fund's stockholders) and until their successors have been duly elected and qualify. Each Class I Director currently serving on the Board has been nominated by the Board of Directors for election at the Meeting to serve for a term expiring at the third succeeding annual meeting of the Fund's stockholders and until their successors are duly elected and qualify, or until they earlier resign or are otherwise removed. Any Director elected to fill a vacancy on the Board will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies.

The classes of Directors and Nominees are indicated below:

Class I Director Nominees

Douglas H. McCorkindale

Stephen P. Munn

Richard A. Redeker

Class II Directors

Kevin J. Bannon

Robin B. Smith

Stephen G. Stoneburn

Class III Directors

Scott E. Benjamin

Linda W. Bynoe

Michael S. Hyland

The persons named as proxy holders intend to vote at the Meeting (unless directed not to so vote) "FOR" the election of the Class I Director nominees listed above (Douglas H. McCorkindale, Stephen P. Munn and Richard A. Redeker). Each of the Class I Director nominees is currently a member of the Board of Directors and has indicated that he will serve if elected. However, if any Class I Director nominee should be unable to serve, the proxy will be voted for any other person determined by the persons named as proxy holders in their discretion.

The Fund's Board of Directors is responsible for the overall supervision of the business and affairs of the Fund and performs the various duties imposed on the directors of investment companies by the Investment Company Act of 1940, as amended (the "1940 Act"), and applicable Maryland law. Information about the Board of Directors and officers is set forth below. Directors who are not deemed to be "interested persons" of the Fund, as defined in the 1940 Act, are referred to as "Independent Directors." Directors who are deemed to be "interested persons" of the Fund, as defined in the 1940 Act, are referred to as "Interested Directors."

Pursuant to the retirement policy adopted by the Board of Directors, it is anticipated that Mr. McCorkindale will retire from the Board on December 31, 2014.

Biographical Information of the Board of Directors. Certain biographical and other information relating to the Directors of the Fund is set out below.

Independent Directors(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Kevin J. Bannon (60) Director Portfolios Overseen: 63

Managing Director (since April 2008) and Chief Investment Officer (since October 2008) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.

Director of Urstadt Biddle Properties (since September 2008).
Linda W. Bynoe (60) Director Portfolios Overseen: 63

President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co (broker-dealer).

Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

Michael S. Hyland, CFA (67) Director Portfolios Overseen: 63

Independent Consultant (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).

None.
Douglas H. McCorkindale (73) Director Portfolios Overseen: 63

Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).

Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).
Stephen P. Munn (70) Director Portfolios Overseen: 63	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	Lead Director (since 2007) of Carlisle Companies Incorporated (manufacturer of industrial products).

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Richard A. Redeker (69) Director & Independent Chair Portfolios Overseen: 63

Retired Mutual Fund Senior Executive (44 years); Management Consultant; Independent Directors Council (organization of 2,800 Independent Mutual Fund Directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.

None.
Robin B. Smith (73) Director Portfolios Overseen: 63

Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); Member of the Board of Directors of ADLPartner (marketing) (since December 2010); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).
Stephen G. Stoneburn (69) Director Portfolios Overseen: 63

Chairman, (since July 2011), President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).

None.

Interested Directors(1)(2)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Scott E. Benjamin (39) Board Member & Vice President Portfolios Overseen: 63

Executive Vice President (since June 2009) of Prudential Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).

None.

(1)  Each Director joined the Fund's Board in September 2012.

(2)  A Director is deemed to be "Interested," as defined in the 1940 Act by reason of his/her affiliation with PI and/or an affiliate of PI.

Biographical Information of the Officers of the Fund. Certain biographical and other information relating to the officers of the Fund is set out below.

Fund Officers(1)(2)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Stuart S. Parker (50) President	President of PI (since January 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PI (June 2005-December 2011).
Raymond A. O'Hara (57) Chief Legal Officer

Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of PMFS (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988-August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).

Deborah A. Docs (55) Secretary

Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Jonathan D. Shain (54) Assistant Secretary

Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Claudia DiGiacomo (38) Assistant Secretary

Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).

Andrew R. French (50) Assistant Secretary

Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of PMFS.

Amanda S. Ryan (34) Assistant Secretary	Director and Corporate Counsel (since March 2012) of Prudential; Director and Assistant Secretary (since June 2012) of Prudential Investments LLC; Associate at Ropes & Gray (2008-2012).
Valerie M. Simpson (54) Chief Compliance Officer

Chief Compliance Officer (since April 2007) of Prudential Investments LLC and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.

Theresa C. Thompson (50) Deputy Chief Compliance Officer	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Grace C. Torres (53) Treasurer and Principal Financial and Accounting Officer

Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of Prudential Investments LLC; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.

M. Sadiq Peshimam (49) Assistant Treasurer	Vice President (since 2005) of Prudential Investments LLC.
Peter Parrella (54) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

(1)  Each individual became a Fund officer in September 2012.

(2)  Excludes Scott E. Benjamin, Interested Director who serves as Vice President.

Explanatory Notes to Tables:

•  Unless otherwise noted, the address of all Directors and Fund Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

•  There is no limit on the number of terms of office that Directors or officers may serve. The Board of Directors has adopted a retirement policy, which calls for the retirement of Directors on December 31 of the year in which they reach the age of 75.

•  "Other Directorships Held" includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, "public companies") or other investment companies registered under the 1940 Act.

•  "Portfolios Overseen" includes all investment companies managed by Prudential Investments LLC. The investment companies for which Prudential Investments LLC serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential's Gibraltar Fund, Inc. and the Advanced Series Trust.

Compensation of Directors and Officers. Pursuant to a Management Agreement with the Fund, the Manager pays all compensation of officers and employees of the Fund as well as the fees and expenses of all Interested Directors.

The Fund pays each of its Independent Directors annual compensation in addition to certain out-of-pocket expenses. Independent Directors who serve on Board Committees may receive additional compensation. The amount of annual compensation paid to each Independent Director may change as a result of the introduction of additional funds on whose board the Directors may be asked to serve.

Independent Directors may defer receipt of their fees pursuant to a deferred fee agreement with the Fund. Under the terms of the agreement, the Fund accrues deferred Independent Directors' fees daily which, in turn, accrue interest at a rate equivalent to the prevailing rate of 90-day U.S. Treasury Bills at the beginning of each calendar quarter or at the daily rate of return of any Prudential Investments mutual fund chosen by the Independent Directors. Payment of the interest so accrued is also deferred and becomes payable at the option of the Independent Director. The Fund's obligation to make payments of deferred Independent Directors' fees, together with interest thereon, is a general obligation of the Fund. The Fund does not have a retirement or pension plan for its Independent Directors.

The following table sets forth the estimated compensation to be paid by the Fund to the Independent Directors for service on the Board projected through the end of the Fund's initial fiscal period ending July 31, 2013, and the board of any other investment company in the Fund Complex for the calendar year ended December 31, 2012. Interested Directors do not receive compensation from PI-managed funds and therefore are not shown in the following table.

Compensation Received by Independent Directors

Name and Position	Estimated Aggregate Fiscal Year Compensation from Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund Complex for Most Recent Calendar*
Kevin J. Bannon	$5,000	None	None	$197,500 (32/63)*
Linda W. Bynoe**	5,000	None	None	195,500 (32/63)*
Michael S. Hyland	5,000	None	None	201,500 (32/63)*
Douglas H. McCorkindale**	5,000	None	None	195,500 (32/63)*
Stephen P. Munn	5,000	None	None	201,500 (32/63)*
Richard A. Redeker	5,000	None	None	235,500 (32/63)*
Robin B. Smith**	5,000	None	None	195,500 (32/63)*
Stephen G. Stoneburn**	5,000	None	None	197,500 (32/63)*

Explanatory Notes to Director Compensation Table

*  Number of funds and portfolios represent those in existence as of December 31, 2012, and excludes funds that have merged or liquidated during the year.

**  Under a deferred fee agreement, certain Independent Directors have elected to defer all or part of their total compensation from the Fund Complex. The total amount of deferred compensation accrued during the calendar year ended December 31, 2012, including investment results during the year on cumulative deferred fees, amounted to $63,640, $145,944, $421,479 and $203,210 for Ms. Bynoe, Mr. McCorkindale, Ms. Smith and Mr. Stoneburn, respectively.

Board Committees. The Board has established two standing committees in connection with governance of the Fund — Audit and Nominating and Governance. Information on the membership of each standing committee and its functions is set forth below.

Audit Committee: The Audit Committee consists of Stephen P. Munn (Chair), Kevin J. Bannon and Robin Smith. In addition, Richard Redeker, the Chairman of the Board, participates as an ex officio member. The Board has determined that each member of the Audit Committee is not an "interested person" as defined in the 1940 Act. The responsibilities of the Audit Committee are to assist the Board in overseeing the Fund's independent registered public accounting firm, accounting policies and procedures and other areas relating to the Fund's auditing processes. The Audit Committee is responsible for pre-approving all audit services and any permitted non-audit services to be provided by the independent registered public accounting firm directly to the Fund. The Audit Committee is also responsible for pre-approving permitted non-audit services to be provided by the independent registered public accounting firm to (1) the Manager and (2) any entity in a control relationship with the Manager that provides ongoing services to the Fund, provided that the engagement of the independent registered public accounting firm relates directly to the operation and financial reporting of the Fund. The scope of the Audit Committee's responsibilities is oversight. It is management's responsibility to maintain appropriate systems for accounting and internal control and the independent registered public accounting firm's responsibility to plan and carry out an audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). During the fiscal period ended January 31, 2013, the Audit Committee met one time.

Nominating and Governance Committee: The Nominating and Governance Committee of the Board is responsible for nominating Directors and making recommendations to the Board concerning Board composition, committee structure and governance, director education, and governance practices. The members of the Nominating and Governance Committee are Michael S. Hyland (Chair), Linda Bynoe, Stephen Munn and Stephen Stoneburn. In addition, Richard Redeker, the Chairman of the Board, participates as an ex officio member. The Board has determined that each member of the Nominating and Governance Committee is not an "interested person" as defined in the 1940 Act. The Nominating and Governance Committee Charter is available on the Fund's website. During the fiscal period ended January 31, 2013, the Nominating and Governance Committee met two times.

Leadership Structure and Qualifications of Board of Directors. The Board is responsible for oversight of the business and affairs of the Fund. The Fund has engaged the Manager to manage the business and affairs of the Fund on a day-to-day basis. The Board oversees the Manager and certain other principal service providers in the operations of the Fund. The Board is currently composed of nine members, one of whom is an Interested Director. The Board meets in-person at regularly scheduled meetings four times throughout the year. In addition, Directors may meet in-person or by telephone at special meetings or on an informal basis at other times. As described above, the Board has established two standing committees — Audit and Nominating and Governance — and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities. The Independent Directors have also engaged independent legal counsel to assist them in fulfilling their responsibilities.

The Board is chaired by an individual who is an Independent Director. As Chair, this Director leads the Board in its activities. Also, the Chair acts as a member or as an ex-officio member of each standing committee and any ad hoc committee of the Board of Directors. The Directors have determined that the leadership and committee structure is appropriate because the Board believes it sets the proper tone to the relationships between the Fund, on the one hand, and the Manager, the Subadviser and certain other principal service providers, on the other, and facilitates the exercise of the Board's independent judgment in evaluating and managing the relationships. In addition, the structure efficiently allocates responsibility among committees. During the fiscal period ended January 31, 2013, the Board met two times. Each Director attended all of the meetings of the Board and the Committees for which he or she was a member. The Fund does not have a policy regarding the Directors' attendance at annual meetings of stockholders.

The Board has concluded that, based on each Director's experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Directors, each Director should serve as a Director. Among other attributes common to all Directors are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the various service providers to the Fund, and to exercise reasonable business judgment in the performance of their duties as Directors. In addition, the Board has taken into account the actual service and commitment of the Directors during their tenure on the board of other funds in the Fund Complex in concluding that each should serve on the Board. A Director's ability to perform his or her duties effectively may have been attained through a Director's educational background or professional training; business, consulting, public service or academic positions; experience from service as a Director of other funds in the Fund Complex, public companies, or non-profit entities or other organizations; or other experiences. Set forth below is a brief discussion of the specific experience, qualifications, attributes or skills of each Director that led the Board to conclude that he or she should serve as a Director.

Ms. Smith and Messrs. McCorkindale, Redeker, and Stoneburn each joined the Board in 2012 and have each served as a Director of mutual funds in the Fund Complex for more than 14 years, including as members and/or chairs of various board committees. In addition, Ms. Smith and Mr. McCorkindale each has more than 35 years, and Mr. Stoneburn has more than 30 years, of experience as senior executive officers of operating companies and/or as directors of public companies. Mr. Redeker has 43 years of experience as a senior executive in the mutual fund industry. Ms. Bynoe has been a Director of the Fund since 2012 and other funds in the Fund Complex since 2005, having served on the boards of other mutual fund complexes since 1993. She has worked in the financial services industry over 11 years, has approximately 20 years experience as a management consultant and serves as a Director of financial services and other complex global corporations. Mr. Munn joined the Board of the Fund in 2012 and other funds in the Fund Complex in 2008. He previously served as a director of funds managed by PI or its affiliates from 1991 until 2003. In addition, he is the lead director and was the chairman of an operating business for 14 years. Messrs. Bannon and Hyland joined the Board of the Fund in 2012 and other funds in the Fund Complex in 2008. Each has held senior executive positions in the financial services industry, including serving as senior executives of asset management firms, for over 17 years. Mr. Benjamin, an Interested Director of the Fund since 2012 and other funds in the Fund Complex since 2010, has served as a Vice President of the Fund since 2012 and other funds in the Fund Complex since 2009 and has held senior positions in PI since 2003.

Specific details about each Director's professional experience appear in the professional biography tables, above.

Risk Oversight. Investing in general and the operation of a registered closed-end fund involve a variety of risks, such as investment risk, compliance risk, and operational risk, among others. The Board oversees risk as part of its oversight of the business and affairs of the Fund. Risk oversight is addressed as part of various regular Board and committee activities. The Board, directly or through its committees, reviews reports from among others, the Manager, the Subadviser, the Fund's Chief Compliance Officer, the Fund's independent registered public accounting firm, counsel, and internal auditors of the Manager or its affiliates, as appropriate, regarding risks faced by the Fund and the risk management programs of the Manager and certain service providers. The actual day-to-day risk management with respect to the Fund resides with the Manager and other service providers to the Fund. Although the risk management policies of the Manager and the service providers are designed to be effective, those policies and their implementation vary among service providers and over time, and there is no guarantee that they will be effective. Not all risks that may affect the Fund can be identified, or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are simply beyond any control of the Fund or the Manager, its affiliates or other service providers.

Selection of Director Nominees. The Nominating and Governance Committee is responsible for considering nominees for election as Directors at such times as Directors are to be elected to the Board. The Nominating and Governance Committee may consider recommendations by business and personal contacts of current Directors, and by executive search firms which the Committee may engage from time to time, and will also consider stockholder recommendations. The Nominating and Governance Committee has not established specific, minimum qualifications that it believes must be met by a nominee. In evaluating nominees, the Nominating and Governance Committee considers, among other things, an individual's background, skills and experience; whether the individual is an "interested person" as defined in the 1940 Act; and whether the individual would be deemed an "audit committee financial expert" within the meaning of applicable SEC rules. The Nominating and Governance Committee also considers whether the individual's background, skills and experience will complement the background, skills and experience of other nominees and will contribute to the diversity of the Board. There are no differences in the manner in which the Nominating and Governance Committee evaluates nominees for election as directors based on whether the nominee is recommended by a stockholder.

A stockholder who wishes to recommend an individual for nomination should submit his or her recommendation in writing to the Independent Chair of the Board (Richard A. Redeker) or the Chair of the Nominating and Governance Committee (Michael S. Hyland), in either case in care of the Fund, at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, New Jersey 07102-4077. At a minimum, the recommendation should include: the name, address and business, educational and/or other pertinent background of the person being recommended; a statement concerning whether the person is an "interested person" as defined in the 1940 Act; any other information that the Fund would be required to include in a proxy statement concerning the person if he or she was nominated; and the name and address of the person submitting the recommendation, together with the number of Fund shares held by such person and the period for which the shares have been held. The recommendation also can include any additional information which the person submitting it believes would assist the Nominating and Governance Committee in evaluating the recommendation.

Stockholders should note that a person who owns securities issued by Prudential Financial, Inc. (the parent company of the Manager) would be deemed an "interested person" under the 1940 Act. In addition, certain other relationships with Prudential or its subsidiaries, with registered broker-dealers, or with the Fund's outside legal counsel may cause a person to be deemed an "interested person." Before the Nominating and Governance Committee decides to nominate an individual for election to the Board, Committee members and other Directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving on the board of a registered investment company.

Share Ownership. Information relating to each Director's share ownership in the Fund and in all other registered funds in the Fund Complex that are overseen by the respective Directors as of December 31, 2012 is set forth in the chart below.

Name	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Fund Complex
Director Share Ownership: Independent Directors
Kevin J. Bannon	None	Over $100,000
Linda W. Bynoe	None	Over $100,000
Michael S. Hyland	None	Over $100,000
Douglas H. McCorkindale	None	Over $100,000
Stephen P. Munn	None	Over $100,000
Richard A. Redeker	None	Over $100,000
Robin B. Smith	None	Over $100,000
Stephen G. Stoneburn	None	Over $100,000
Director Share Ownership: Interested Directors
Scott E. Benjamin	$1-$10,000	Over $100,000

As of December 31, 2012, none of the Independent Directors or any member of his/her immediate family, owned beneficially or of record any securities in an investment adviser or principal underwriter of the Fund or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Manager or Subadviser.

Stockholder Communications with Directors. Stockholders can communicate directly with Directors by writing to the Chair of the Board, c/o the Fund, Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, New Jersey 07102-4077. Stockholders can communicate directly with an individual Director by writing to that Director, c/o the Fund, Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, New Jersey 07102-4077. Such communications to the Board or individual Directors are not screened before being delivered to the addressee.

Report of the Audit Committee

The Board of Directors has an Audit Committee consisting of Messrs. Bannon, Munn, Redeker and Ms. Smith, each of whom (i) is not an "interested person" of the Fund or of PI, within the meaning of Section 2(a)(19) of the 1940 Act and (ii) meets the "independence" requirements of Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended. The Audit Committee has a charter, a copy of which is available on the Fund's web site at http://www.prudential.com.

The function of the Audit Committee is to oversee the Fund's accounting and financial reporting processes, which includes the selection, retention, compensation and termination of the Fund's independent registered public accounting firm. In connection therewith, the Audit Committee reviews with management and the Fund's independent registered public accounting firm, among other things, the scope of the independent registered accounting firm's audit of the Fund's financial statements, reviews and discusses the Fund's annual audited financial statements with management, reviews the independent registered public accounting firm's required communications regarding the scope and results of the audit, reviews and approves in advance the type of services to be rendered by the independent registered public accounting firm, reviews matters related to the independence of the Fund's independent registered public accounting firm and in general considers and reports to the Board on matters regarding the Fund's accounting and financial reporting processes.

The Audit Committee noted that the Fund commenced operations on December 26, 2012 and that the Fund's audited financial statements as of and for the fiscal year ended July 31, 2013 have not yet been produced.

Submitted by the Audit Committee of the Fund's Board of Directors

Kevin J. Bannon
Stephen P. Munn
Richard A. Redeker (Ex-Officio)
Robin B. Smith

March 6, 2013

Board Recommendation and Required Vote

Directors are elected by the affirmative vote of the holders of a majority of the shares of the Fund's common stock outstanding and entitled to vote. For purposes of the election of Directors, abstentions and broker non-votes will not be considered votes cast, and will have the same effect as a vote against the election of a Director.

The Board of Directors, including the Directors who are not "interested" persons, unanimously recommends that stockholders of the Fund vote FOR each of the nominees for election as a Class I Director.

SUBMISSION OF STOCKHOLDER PROPOSALS AND OTHER STOCKHOLDER COMMUNICATIONS

All proposals by stockholders of the Fund that are intended to be presented at the 2014 Annual Meeting of Stockholders must be received by the Fund for inclusion in the Fund's proxy statement and proxy relating to that meeting no later than December 12, 2013. The Fund's Bylaws currently provide that any stockholder who desires to bring a proposal at the 2014 Annual Meeting of Stockholders without including such proposal in the Fund's proxy statement must deliver written notice thereof to the Secretary of the Fund (addressed to c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, New Jersey 07102) during the 30 day period from November 12, 2013 to the close of business on December 12, 2013, accompanied by the information and certifications required by the Fund's Bylaws. However, if the Fund's 2014 Annual Meeting of Stockholders is held earlier than April 20, 2014 or later than June 19, 2014, such written notice must be delivered to the Secretary of the Fund no earlier than the 150th day prior to the date of the 2014 Annual Meeting of Stockholders and no later than the later of 120th day prior to the date of the 2014 Annual Meeting of Stockholders or the tenth day following the public announcement of the date of the 2014 Annual Meeting of Stockholders, accompanied by the information and certifications required by the Fund's Bylaws. Stockholder proposals are subject to certain regulations under the federal securities laws.

A stockholder who wishes to send any communications to the Board should also deliver such communications to the Secretary of the Fund at Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, New Jersey 07102.

ADDITIONAL INFORMATION

Disclosure of Fees Paid to Independent Registered Public Accounting Firm

KPMG LLP ("KPMG"), 345 Park Avenue, New York, New York 10154, has been selected to serve as the Fund's independent registered public accounting firm for the Fund's fiscal year ending July 31, 2013. A representative of KPMG will not be present at the Meeting, but will be available by telephone to respond to appropriate questions and will have an opportunity to make a statement, if the representative desires.

The Fund commenced operations on December 26, 2012 and its initial fiscal year end is July 31, 2013. Thus, as of the date of this Proxy Statement information relating to the Fund's fiscal year end is not available.

Audit Fees. The Fund commenced operations on December 26, 2012 and its initial fiscal year end is July 31, 2013. Thus, as of the date of this Proxy Statement, the audit of the financial statements has not been completed and no Audit Fees have been reported by the Fund.

Audit-Related Fees. The Fund commenced operations on December 26, 2012 and its initial fiscal year end is July 31, 2013. Thus, as of the date of this Proxy Statement, the audit of the financial statements has not been completed. Audit-related fees billed to the Fund by KPMG for professional services were $72,000. These fees include services related to consents, comfort letter and bring down letters in conjunction with the initial public offering of the Fund's common stock.

Tax Fees. The Fund commenced operations on December 26, 2012 and its initial fiscal year end is July 31, 2013. Thus, as of the date of this Proxy Statement, the audit of the financial statements has not been completed and no Tax Fees have been reported by the Fund. In addition, no Tax Fees have been reported by the Affiliates for tax services that were required to be approved by the Fund's Audit Committee.

All Other Fees. The Fund commenced operations on December 26, 2012 and its initial fiscal year end is July 31, 2013. Thus, as of the date of this Proxy Statement, the audit of the financial statements has not been completed and no other non-audit fees have been reported by the Fund. In addition, no other non-audit fees have been reported by the Affiliates that were related to the operations and financial reporting of the Fund.

The Fund's Audit Committee Charter requires that the Audit Committee pre-approve all audit and non-audit services to be provided by KPMG to the Fund, and all non-audit services to be provided by the independent accountants to the Affiliates that provides on-going services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund. Alternatively, the Audit Committee also may delegate pre-approval to one of its members subject to subsequent reporting to the Audit Committee.

The Fund commenced operations on December 26, 2012 and its initial fiscal year end is July 31, 2013. Thus, as of the date of this Proxy Statement, the audit of the financial statements has not been completed and no aggregate non-audit fees have been reported by the Fund and to the Affiliates by KPMG for non-audit services rendered to the Fund and the Affiliates.

Custodian, Dividend Paying Agent, Transfer Agent and Registrar

The Bank of New York Mellon ("BNY Mellon") is the custodian and foreign custody manager of the Fund and will maintain or arrange for the custody of the securities and cash of the Fund. The principal business address of BNY Mellon is One Wall Street, New York, New York 10286.

Computershare Trust Company, N.A. serves as the transfer agent and registrar and Computershare Inc. serves as the dividend paying agent of the Fund. The principal business address of Computershare Trust Company, N.A. is P.O. Box 43078, Providence, Rhode Island 02940-3078.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act and Section 30(h) of the 1940 Act in combination require the Fund's Directors and officers and persons who own more than 10% of the Fund's common stock, as well as PI and certain of its affiliated persons, to file reports of ownership and changes in ownership with the SEC and the New York Stock Exchange, Inc. ("NYSE"). Such persons and entities are required by SEC regulations to furnish the Fund with copies of all such filings. Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Fund believes that during the period from the Fund's commencement of operations to the calendar year ended December 31, 2012; all such filing requirements were met with respect to the Fund.

Credit Agreement

On January 15, 2013, the Fund entered into a credit agreement with a financial institution that may be amended from time to time. As of March 1, 2013, the Fund borrowed $175,000,000 under the credit agreement.

Broker Non-Votes and Abstentions

Shares represented by properly executed proxies with respect to which a vote is withheld, or for which a broker does not vote, will be treated as shares that are present and entitled to vote for purposes of determining a quorum, but will not constitute a vote "FOR" a proposal and will have the effect of a vote against the election of the nominees named in this Proxy Statement.

5% Beneficial Ownership

At March 14, 2013, to the knowledge of management, the registered stockholders who owned of record or owned beneficially more than 5% of the Fund's capital stock outstanding are noted below. As of the close of business on March 14, 2013, Cede & Co., a nominee for participants in the Depository Trust Company, held of record 40,906,803 shares, equal to approximately 99.99% of the Fund's outstanding shares.

Expenses of Proxy Solicitation

The costs of preparing, assembling and mailing material in connection with these proxies will be borne by the Fund. Proxies may also be solicited in-person by officers of the Fund and by regular employees of PI or its affiliates, or other representatives of the Fund or by telephone, in addition to the use of mail. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and will be reimbursed by the Fund for such out-of-pocket expenses.

Other Business

The Fund's Board of Directors does not know of any other matter that may come before the Meeting. If any other matter properly comes before the Meeting, it is the intention of the persons named in the proxy to vote the proxies in accordance with their judgment on that matter.

By Order of the Board of Directors,

Deborah A. Docs
Secretary

March 18, 2013

STOCKHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO INDICATE VOTING INSTRUCTIONS BY INTERNET OR TELEPHONE OR BY, DATING AND SIGNING THE ENCLOSED FORM OF PROXY AND RETURNING IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

ANNEX A

AUDIT COMMITTEE CHARTER
OF
THE PRUDENTIAL RETAIL MUTUAL FUNDS

I.  Qualifications for Membership on the Audit Committee

The Audit Committee of each Prudential Retail Mutual Fund (each, a "Fund") shall consist of a minimum of three Directors of the Fund, appointed by the Board of Directors of the Fund:

(a)  no member shall be an "interested person" of the Fund, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940 (1940 Act) and each member shall meet any applicable independence requirements of any national securities exchange or market quotation system on which Fund shares are or become listed or quoted;

(b)  no member shall accept directly or indirectly any consulting, advisory, or other compensatory fee from the Fund (other than in his or her capacity as a member of the Board of Directors or any committee thereof);

(c)  at the time of his or her appointment to the Audit Committee, each member shall be financially literate as such qualification is interpreted by the Board of Directors in its business judgment, or must become financially literate within a reasonable period of time after his or her appointment to the Audit Committee; and

(d)  at least one member must have accounting or related financial management expertise as the Board of Directors interprets such qualification in its business judgment.

The Board of Directors shall determine annually (i) if simultaneous service on the audit committees of more than three public companies by a member of the Audit Committee would not impair the ability of such member to effectively serve on the Audit Committee and (ii) whether any member of the Audit Committee is an "audit committee financial expert," as defined in Item 3 of Form N-CSR.

II.  Purposes of the Audit Committee

The purposes of the Audit Committee are:

(a)  to oversee the accounting and financial reporting processes of the Fund and its internal control over financial reporting;

(b)  to oversee the integrity of the Fund's financial statements and the independent audit thereof;

(c)  to oversee, or as appropriate, assist Board oversight of, the Fund's compliance with legal and regulatory requirements that relate to the Fund's accounting and financial reporting, internal control over financial reporting and independent audits;

(d)  to approve the engagement of the Fund's independent registered public accounting firm ("independent accountants") and, in connection therewith and on an ongoing basis, to review and evaluate the qualifications, independence and performance of the Fund's independent accountants;

(e)  to prepare an Audit Committee report as required by rules promulgated by the Securities and Exchange Commission to be included in a Fund proxy statement; and

(f)  to act as a liaison between the Fund's independent accountants and the full Board.

III.  Role and Responsibilities of the Audit Committee

The function of the Audit Committee is oversight; it is management's responsibility to maintain appropriate systems for accounting and internal control over financial reporting, and the independent accountants' responsibility to plan and carry out a proper audit. Specifically, Fund management is responsible for: (1) preparation, presentation and integrity of the Fund's financial statements; (2) maintenance of appropriate accounting and financial reporting principles and policies; (3) maintenance of internal control over financial reporting and other procedures designed to assure compliance with accounting standards and related laws and regulations; and (4) maintenance of procedures for the reporting to the Audit Committee of material findings by the internal audit department of Prudential Financial, Inc. relating to the operations of the Fund and/or its advisers or service providers. The independent accountants are responsible for planning and carrying out an audit consistent with applicable legal and professional standards and terms of their engagement letter. The independent accountants are accountable to the Board of Directors and the Audit Committee, as representatives of the stockholders. The Audit Committee and the Board of Directors have the ultimate authority and responsibility to retain and terminate the Fund's independent accountants (subject, if applicable, to shareholder ratification). Nothing in this Charter shall be construed to reduce the responsibilities or liabilities of the Fund's service providers, including the independent accountants.

The review of a Fund's financial statements by the Audit Committee is not an audit, nor does the Committee's review substitute for the responsibilities of the Fund's management for preparing, or the independent accountants for auditing, the financial statements. In fulfilling their responsibilities hereunder, it is recognized that members of the Audit Committee are not full-time employees of the Fund or management and, in serving on this Committee, are not, and do not hold themselves out to be, acting as accountants or auditors. As such, it is not the responsibility of the Committee or its members to conduct audits, to determine that the financial statements are complete and accurate and are in accordance with generally accepted accounting principles, to conduct "field work" or other types of auditing or accounting reviews or procedures.

In discharging their duties, the members of the Audit Committee are entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, if prepared or presented by: (1) one or more officers of the Fund whom the Director reasonably believes to be reliable and competent in the matters presented; (2) legal counsel, public accountants, or other persons as to matters the Director reasonably believes are within the person's professional or expert competence; (3) a Board committee of which the Director is not a member; and (4) representations made by management as to any information technology, internal audit and other non-audit services provided by the independent accountants to the Fund. "Management" means the Fund's investment adviser or administrator, acting through its officers and employees, not the Fund's officers as such.

IV.  Duties and Powers of the Audit Committee

To carry out its purposes, the Audit Committee shall have the following duties and powers:

(a)  to select or retain independent accountants to annually audit and provide their opinion on the Fund's financial statements, and recommend to those Board members who are not "interested persons" (as that term is defined in Section 2(a)(19) of the 1940 Act) to ratify the selection or retention;

(b)  to terminate, as appropriate, the independent accountants;

(c)  to monitor the independence and capabilities of the independent accountants;

(d)  to review and approve the independent accountants' compensation and the proposed terms of their engagement, including the fees proposed to be charged to the Fund by the independent accountants for each audit and non-audit service;

(e)  to approve prior to appointment, the engagement of the independent accountant or any other independent accounting firms to provide other audit services to the Fund or to provide permissible non-audit services to the Fund, its investment adviser (which throughout this Charter includes the Fund's subadviser(s), if any), administrator or any entity controlling, controlled by, or under common control with the investment adviser or the administrator (adviser/administrator affiliate) that provides ongoing services to the Fund, if the engagement relates directly to the operations or financial reporting of the Fund and as otherwise required by law;

(f)  to discuss with management the independent accountants' proposals for implementing the rotation of the lead audit partner, the concurring partner and any other active audit engagement team partner and to consider periodically whether to rotate the audit firm itself;

(g)  to establish, to the extent deemed appropriate by the Audit Committee, policies and procedures for pre-approval of the engagement of the Fund's independent accountants to provide any of the services described in the paragraph immediately above;

(h)  to consider the controls applied by the independent accountants and any measures taken by management in an effort to assure that all items requiring pre-approval by the Audit Committee are identified and referred to the Committee in a timely fashion;

(i)  to consider whether the non-audit services provided by the Fund's independent accountants to the Fund, the Fund's investment adviser, administrator or any adviser/administrator affiliate that provides ongoing services to the Fund, are compatible with maintaining the independent accountants' independence;

(j)  to recommend to the Board of Directors the appointment of the Fund's principal accounting officer and principal financial officer;

(k)  to review the arrangements for and scope of the annual audit and any special audits;

(l)  to oversee the work of the Fund's independent accountants by reviewing, with the independent accountants, (i) the arrangements for, the scope of, and the results of, the audit of annual financial statements; and (ii) the Fund's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of key service providers;

(m)  to review and discuss the Fund's annual audited financial statements, and, to the extent required by applicable law or regulation, the Fund's semi-annual financial statements, with Fund management and the Fund's independent accountants, including reviewing the Fund's specific disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations," and to review the independent accountants' opinion on the Fund's financial statements;

(n)  [Exchange-listed closed-end funds only] to review major issues regarding accounting principles and financial statement presentations, including any significant changes in the Fund's selection or application of accounting principles, and major issues as to the adequacy of the Fund's internal controls and any special audit steps adopted in light of material control deficiencies;

(o)  to review, as appropriate and in consultation with management of the Fund and/or the independent accountants, reports or other communications submitted by the independent accountants and/or management, whether voluntary or mandated by law, including those relating to Fund accounting and financial reporting policies, procedures and internal controls over financial reporting (including the Fund's critical accounting policies and practices and any judgments made in connection with the preparation of the financial statements), any matters of concern relating to the Fund's financial statements ([Exchange-listed closed-end funds only] including the effects of alternative generally accepted accounting principles ("GAAP") methods on financial statements and any adjustments to such statements recommended by the independent accountants), any material problems or difficulties in conducting the audit or reaching an unqualified opinion on the financial statements, any significant disagreements with management and, to the extent the Audit Committee deems necessary or appropriate, any matters to promote improvements in the quality of the Fund's accounting and financial reporting, as well as any management responses to comments relating to those policies, procedures, controls and other issues;

(p)  to review with the Fund's principal executive officer and/or principal financial officer in connection with required certifications on Form N-CSR any significant deficiencies in the design or operation of internal controls over financial reporting or material weaknesses therein and any reported evidence of fraud involving management or other employees or employees of the investment adviser who have a significant role in the Fund's internal control over financial reporting;

(q)  to consider, in consultation with the independent accountants and management, the adequacy of the Fund's accounting and financial reporting policies and practices, and their internal controls and procedures for financial reporting;

(r)  to establish procedures for (i) the receipt, retention and treatment of complaints received by the Fund relating to accounting, internal accounting controls, or auditing matters, and (ii) the confidential, anonymous submission by employees of the Fund and by employees of the Fund's investment adviser, administrator, principal underwriter, and any other provider of accounting related services for the Fund of concerns about accounting or auditing matters;

(s)  to address reports from attorneys (in accordance with any attorney conduct procedures adopted by the Fund or its investment adviser from time to time) or independent accountants of possible violations of federal or state law or fiduciary duty;

(t)  [Exchange-listed closed-end funds only] to review the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Fund;

(u)  to review, periodically, reports to the Audit Committee regarding findings by the internal audit department of Prudential Financial, Inc. relating to the operations of the Fund and/or its advisers or service providers;

(v)  to investigate, or initiate an investigation, when the Committee deems it necessary, of reports (which may be submitted confidentially and anonymously) of potential improprieties or improprieties in connection with the Fund's accounting or financial reporting Fund operations;

(w)  to meet periodically with management of the Fund (outside the presence of the independent accountants) and with the independent accountants of the Fund (outside the presence of Fund management) to discuss any issues relating to the Fund's audited financial statements or otherwise arising from the Committee's functions;

(x)  to resolve disagreements between management and the independent accountants regarding financial reporting or in Fund operations;

(y)  [Exchange-listed closed-end funds only] to discuss, as appropriate, the Fund's earnings press releases (including the type and presentation of information to be included therein, paying particular attention to any use of "pro forma," or "adjusted non-GAAP, information), as well as financial information and earnings guidance provided to analysts and rating agencies, if any;

(z)  at least annually, to obtain and review a report by the Fund's independent accountants describing: (i) such independent accountants' internal quality-control procedures; (ii) any material issues raised by the most recent internal quality-control review, or peer review, of such independent accountants, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by such independent accountants, and any steps taken to deal with any such issues; and (iii) to assess the independence of the Fund's independent accountants, all relationships between the Fund's independent accountants and the Fund, the Fund's investment adviser, administrator and affiliates thereof;

(aa)  to establish hiring policies and procedures for the Fund, its investment adviser or administrator relating to the hiring of employees or former employees of the Fund's independent accountants;

(bb)  [Exchange-listed closed-end funds only] to provide assistance to the Fund, if appropriate, in preparing any written affirmation or written certification required to be filed with any market quotation system or stock exchange on which Fund shares are or become quoted or listed;

(cc)  to report the Committee's activities and conclusions on a regular basis to the Board of Directors ([Exchange-listed closed-end funds only] including reviewing any issues that arise with respect to the quality or integrity of the Fund's financial statements, its compliance with legal or regulatory requirements and the performance and independence of the independent accountants) and to make such recommendations as the Committee deems necessary or appropriate;

(dd)  [Exchange-listed closed-end funds only] to evaluate the qualifications, independence and performance of the Fund's independent accountants, including the lead partner of the independent auditor, in light of the opinions of management and internal auditors;

(ee)  to annually review the adequacy of, and, as appropriate, implement changes to, its Charter;

(ff)  to evaluate annually the performance of the Audit Committee;

(gg)  [Exchange-listed closed-end funds only] to discuss with management the Fund's major financial risk exposures and the steps management has taken (including the guidelines and processes) to monitor and control such exposures, including the Fund's risk assessment and risk management policies;

(hh)  [Exchange-listed closed-end funds only] to make the statement required by the rules of the Securities and Exchange Commission to be included in the Fund's annual proxy statement, if any, and determine to its satisfaction that the Audit Committee has: (i) reviewed and discussed the audited financial statements with management; (ii) discussed with the independent accountants the matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T; (iii) received the written disclosures and the letter from the independent accountant required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant's communications with the audit committee concerning independence, and has discussed with the independent accountant the independent accountant's independence; and (iv) made a recommendation to the Board of Directors as to whether the financial statements should be included in the Fund's annual report for the past fiscal year, for filing with the Securities and Exchange Commission; and

(ii)  to perform such other functions and to have such powers as may be necessary or appropriate in the efficient and lawful discharge of the powers provided in this Charter.

To the extent permitted by a Fund's Articles of Incorporation/Declaration of Trust and bylaws, the Audit Committee may delegate any portion of its authority, including the authority to grant pre-approvals of audit and permitted non-audit services, to a subcommittee of one or more members in accordance with pre-approval policies and procedures developed by the Committee. Any decisions of the subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next regularly scheduled meeting. Pre-approval of the audit required by the Securities Exchange Act of 1934 may not be delegated.

The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including appropriate funding, as determined by the Committee, for payment of compensation to the Fund's independent accountants or any other accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit review or attest services for the Fund, the authority to retain and compensate independent counsel and other advisers as the Committee deems necessary, and the appropriate resources, as the Committee deems necessary, to pay for ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

V.  Meetings of the Audit Committee

The Audit Committee shall regularly meet, in separate executive sessions, with representatives of Fund management and the Fund's independent accountants. The Committee may also request to meet with internal legal counsel and compliance personnel of the Fund's investment adviser or administrator and with entities that provide significant accounting or administrative services to the Fund to discuss matters relating to the Fund's accounting and compliance as well as other Fund-related matters.

ANNEX B

NOMINATING AND GOVERNANCE COMMITTEE

CHARTER

The responsibilities of the Nominating and Governance Committee of each Fund include:

•  Recommending to the Board of Directors of the Fund the slate of nominees for Independent Directors to be elected (including any Directors to be elected to fill vacancies). The Committee will evaluate candidates' qualifications for Board membership and their independence from management and principal service providers. Persons selected must be independent in terms of both the letter and the spirit of the Investment Company Act of 1940 and the Rules, Regulations and Forms under the Act. The Committee also will consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, such as business, financial or family relationships with Fund managers or service providers.

•  Interviewing (which will be done by the Committee Chair and at least one other member of the Committee) any candidates (Independent and Interested) whom the Committee anticipates recommending to the Board of Directors for service on the Board. The Committee will not consider any candidate for an Independent Director who (1) has served as an officer or director of the Fund's manager, investment adviser, principal underwriter or any affiliate thereof during the preceding five years, or (2) is a close family member of an employee, officer or interested Director of any Fund or its affiliates.

•  Reviewing the independence of Independent Directors then serving on the Fund Board. An otherwise Independent Director who served as an officer or director of the Fund's manager, investment adviser, principal underwriter or any affiliate thereof will not be deemed independent, unless five years have elapsed since he or she severed all such affiliations. No close family member of an employee, officer or interested Director of any Fund or its affiliates will be deemed independent. No person who receives, or who in the preceding five years has received, any consulting, advisory or similar fee from Prudential Investments or any affiliate thereof, will be deemed independent.

•  Recommending, as appropriate, to the Board the Independent Directors to be selected for membership on the various Board Committees.

•  Reviewing the composition of the Board of Directors to determine whether it may be appropriate to add individuals with different backgrounds or skills from those already on the Board.

•  Reporting annually to the Board on whether the Audit Committee has at least one Audit Committee Financial Expert.

•  Assisting the Board Chair with the development of Board meeting agendas.

•  Reviewing each Director's beneficial investment in Fund shares. The Committee will encourage each Director to maintain, either directly, beneficially or through the deferred compensation plan, investments in the one or more Funds in the cluster that are equal to the aggregate fees for one year that he or she receives for Board-related service to the Funds. Under ordinary circumstances, new Independent Directors will have two years to comply with this policy.

•  Being available to assist the Board of Directors in evaluating the quality of Director participation on the Board, which may be measured, in part, by factors such as attendance and contributions at Board meetings and by a review of responses to the annual Board Assessment Questionnaire. The Committee will review, with the Board Chair, the summary of responses to the Board Assessment Questionnaire and report those responses to the full Board. A Director automatically will be ineligible for re-nomination to the Board, and the Board will request his or her resignation, if for health or any other reason the individual fails to participate, over any eighteen-month period, in (1) three consecutive regularly scheduled in-person meetings of the Board or (2) four in-person meetings of the Board.

B-1

•  Recommending to the Board a successor to the Board Chair at the expiration of a term or when a vacancy occurs.

•  Developing an annual education calendar that details the topics to be addressed in the Board's quarterly education sessions. The educational calendar for a year will be presented to the full Board at its last quarterly meeting of the prior year. The Committee Chair, in consultation with the Board Chair, may make adjustments to the educational calendar during the year as appropriate due to industry or regulatory developments or other factors.

•  Annually monitoring the attendance by each Independent Director at educational seminars, conferences or similar meetings. The Board encourages each Independent Director to attend at least one such meeting per year. Any Director who wishes to attend an educational seminar, conference or similar meeting must obtain the consent of the Board Chair before incurring expenses in connection with that educational seminar, conference or meeting.

•  Developing and conducting orientation sessions for any new Independent Director before or shortly after the new Director joins the Board.

•  In collaboration with outside counsel and as required by law or deemed advisable by the Committee, developing policies and procedures addressing matters which should come before the Committee in the proper exercise of its duties.

•  Reviewing, at least annually, the Board's adherence to industry "best practices."

•  Reviewing, at least annually, the performance of outside counsel to the Funds and of counsel to the Independent Directors, including fees and expenses.

•  Reviewing Director compliance with the policy encouraging Directors to provide, when feasible, at least six months' notice before resigning from the Board.

•  Reviewing Director compliance with the requirement that a Director must retire from Board service by December 31 of the year in which he or she reaches the age of 75.

•  Reviewing and making recommendations to the Board of Directors concerning Director compensation and expenses, including:

–  annual Director fees;

–  supplemental compensation for Committee service;

–  supplemental compensation for serving as a Committee Chair;

–  Board or Committee meeting attendance fees; and

–  expense reimbursement.

•  Annually reviewing and, as appropriate, recommending changes to its Charter.

Process for Review of Operating Company Board Service

From time to time, an Independent Director may be asked to serve on an operating company Board. Subject to confidentiality considerations, the Independent Director is encouraged to notify the Chair of the Committee and Independent Directors' counsel as promptly as possible. The Committee Chair will work with counsel to coordinate appropriate communications with management, the Board Chair and the Committee. At the conclusion of this process (and during the process, as appropriate), the Committee Chair will communicate with the Independent Director.

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PRUDENTIAL GLOBAL SHORT DURATION HIGH YIELD FUND, INC.

2013 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 3, 2013

THIS PROXY IS PROPOSED BY PRUDENTIAL GLOBAL SHORT DURATION HIGH YIELD FUND, INC. AND IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned stockholder of Prudential Global Short Duration High Yield Fund, Inc., a Maryland corporation (the “Fund”), hereby appoints Claudia DiGiacomo, Deborah A. Docs and Raymond A. O’Hara, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the 2013 Annual Meeting of Stockholders of the Fund to be held at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark New Jersey 07102, on June 3, 2013, at 11:00 a.m., local time, or any adjournment or postponement thereof (the “Meeting”), to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned at the Meeting with all powers possessed by the undersigned if personally present at the Meeting.  The undersigned hereby acknowledges receipt of the Notice of the 2013 Annual Meeting of Stockholders of the Fund and of the accompanying Proxy Statement, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to the Meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES PRINTED ON THE REVERSE SIDE OF THIS CARD AND IN THE DISCRETION OF THE PROXY HOLDERS ON ANY OTHER MATTER PROPERLY BROUGHT BEFORE THE MEETING.

Note: Please sign exactly as your name appears hereon and date. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer, giving full title. If a partnership, please sign in partnership name by authorized person, giving full title.

Signature and Title, if applicable

Signature (if held jointly)

Date

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE.

EVERY STOCKHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

2013 Annual Meeting of Stockholders of

Prudential Global Short Duration High Yield Fund, Inc. to Be Held on June 3, 2013.

The Proxy Statement and Proxy Card for this Meeting are available at:  www.proxy-direct.com/ghy-24381

IF YOU VOTE BY TELEPHONE OR INTERNET,

PLEASE DO NOT MAIL YOUR CARD

Please detach at perforation before mailing.

The Proxies are authorized to vote in their discretion on any other business as may properly come before the Meeting or any adjournment or postponement thereof.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:

The Board of Directors recommends a vote “FOR” the following nominees.	FOR	WITHHOLD	FOR ALL

	ALL	ALL	EXCEPT
1. Election of Directors – Class I:

01. Douglas H. McCorkindale 02. Stephen P. Munn 03. Richard A. Redeker	☐	☐	☐

INSTRUCTIONS:  To withhold authority to vote for any individual nominee(s), mark the box

“FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.